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EXHIBIT - 23


          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Vectren Corporation's previously filed Registration
Statements on File No. 333-33608, 333-31326 and 333-
33684.



                                         /s/ Arthur Andersen
                                             Arthur Andersen

Indianapolis, Indiana,
March 29, 2001.